UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

CyberOptics Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16577

Minnesota	41-1472057
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5900 Golden Hills Drive
Minneapolis MN 55416
(Address of principal executive offices, including zip code)

(763) 542-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYBE	NASDAQ Stock Market LLC

Item 4.01. Changes in Registrant’s Certifying Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of CyberOptics Corporation (the “Company”) recently conducted a competitive process to determine the Company's independent registered public accounting firm for the Company's year ending December 31, 2019. The Audit Committee invited several independent registered public accounting firms to participate in the process.

Following review of proposals from the independent registered public accounting firms that participated in the process, on June 18, 2019, the Audit Committee approved the engagement of BDO USA LLP (“BDO”) as the Company's independent registered public accounting firm for the Company's year ending December 31, 2019, including performing the required quarterly reviews beginning with the quarter ending June 30, 2019. Grant Thornton LLP (“Grant Thornton”) previously acted as the Company's independent registered public accounting firm.

Grant Thornton's reports on the Company's consolidated financial statements as of and for the years ended December 31, 2018 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent years ended December 31, 2018 and December 31, 2017, and the subsequent interim periods through June 18, 2019, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference thereto in their reports; and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Grant Thornton's letter, dated June 18, 2019, is filed as Exhibit 16.1 to this Form 8-K report.

During the years ended December 31, 2018 and December 31, 2017, and the subsequent interim periods through June 18, 2019, neither the Company nor anyone on its behalf has consulted with BDO regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter from Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberOptics Corporation

By	/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen
Chief Financial Officer

Dated:   June 18, 2019